UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, January 13, 2015

             The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (the “Company”) will be held at the corporate offices of the Company located at 68 Jonspin Road, Wilmington, Massachusetts 01887 on Tuesday, January 13, 2015 at 10:00 A.M. for the following purposes:

1.

To elect two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To approve the Company’s Amended and Restated 2010 Stock Option and Incentive Plan;

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the accompanying Proxy Statement;

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015; and

5.	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Proposal 1 above relates solely to the election of two Class I Directors of the Company nominated by the Board of Directors and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any shareholder of the Company.

The Board of Directors has fixed the close of business on November 19, 2014 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.investorvote.com. Instructions for accessing the proxy materials and voting are described below and in the Annual Shareholder Meeting Notice (the “Notice”) that you received in the mail. Please review the proxy materials prior to voting.

Your vote is very important. Please vote by one of the following methods:

1.

BY INTERNET, by going to the Internet web address www.investorvote.com and following the instructions on the Notice you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 12, 2015.

2.

BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 12, 2015.

3.

BY PROXY CARD, if you have requested a proxy card by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

By Order of the Board of Directors, RAYMOND C. ZEMLIN, Secretary

Wilmington, Massachusetts

December 2, 2014

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2014 ANNUAL REPORT ON FORM 10-K, AT WWW.INVESTORVOTE.COM AND VOTE BY INTERNET, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Important

Please note that due to security procedures, if you decide to attend the Annual Meeting, you will be required to show a form of picture identification to gain access to the offices of UniFirst Corporation. Please contact the Company’s Investor Relations group at (978) 658-8888 if you plan to attend the Annual Meeting.

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 13, 2015

at 10:00 A.M. at the corporate offices of UniFirst Corporation located at 68 Jonspin Road,

Wilmington, Massachusetts 01887

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2015 Annual Meeting of Shareholders to be held on Tuesday, January 13, 2015 (the “Annual Meeting”) and at any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting are first being made available to shareholders on or about December 2, 2014.

The Board of Directors has fixed the close of business on November 19, 2014 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 15,229,183 shares of common stock, par value $0.10 per share (“Common Stock”), and 4,860,519 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; (2) to approve the Company’s Amended and Restated 2010 Stock Option and Incentive Plan; (3) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in this Proxy Statement; (4) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015; and (5) to consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

With respect to the election of two Class I Directors, (1) a plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Kathleen M. Camilli and (2) a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Michael Iandoli. Votes may be cast “For” or “Withhold” on the election of each of Ms. Camilli and Mr. Iandoli. With respect to the approval of the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and each other matter expected to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. In addition, with respect to the approval of the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, the rules of the New York Stock Exchange require that votes for the proposal must represent at least a majority of all of the votes cast on the proposal (including votes “For” and “Against” and abstentions). Votes may be cast “For”, “Against” or “Abstain” on the proposal to approve the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers and the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015.

The representation in person or by proxy of at least a majority of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes, and no impact on the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015 or, with the exception of the proposal to approve the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, each other matter expected to be voted on at the Annual Meeting. With respect to the approval of the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, abstentions are considered votes cast under New York Stock Exchange rules and thus will have the same effect as a vote against the proposal, but broker non-votes are not considered votes cast.

Your vote is very important. Please vote by one of the following methods:

1.

BY INTERNET, by going to the Internet web address www.investorvote.com and following the instructions on the Annual Shareholder Meeting Notice (the “Notice”) you received in the mail and on the website. In order to vote via the Internet, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by the Internet must be received by 11:59 P.M., Eastern Time, on January 12, 2015.

2.

BY TELEPHONE, by dialing 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada any time on a touch tone telephone and following the instructions provided by the recorded message. In order to vote via telephone, you must use the numbers provided in the shaded bar of the Notice. Proxies submitted by telephone must be received by 11:59 P.M., Eastern Time, on January 12, 2015.

3.

BY PROXY CARD, if you have requested a proxy card by mail in accordance with the instructions in the Notice, by completing, dating, signing, and returning the proxy card in the postage-prepaid envelope provided. If you vote by Internet or telephone, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you attend the Annual Meeting, you may vote in person by ballot even if you have previously voted by Internet, by telephone or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy.

Shares represented by a properly executed proxy received prior to the times above and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy (1) will be voted “For” the election of each of the two nominees for Class I Director of the Company named in this Proxy Statement, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) will be voted “For” the approval of the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, (3) will be voted “For” the approval of the compensation of the Company’s named executive officers and (4) will be voted “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015. It is not anticipated that any matter other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors recommends a vote (1) “For” the election of each of the two nominees for Class I Director of the Company named in this Proxy Statement, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) “For” the approval of the Company’s Amended and Restated 2010 Stock Option and Incentive Plan, (3) “For” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers and (4) “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities, (3) filing a duly executed proxy bearing a later date, or (4) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any written revocation of a proxy should be sent so as to be delivered to UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887, Attention: Secretary prior to the vote at the Annual Meeting.

The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, on the Internet website www.investorvote.com and by telephone, the Directors, officers and employees of the Company may also solicit proxies personally, by telephone or by mail without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

The Company’s 2014 Annual Report to Shareholders, including the Company’s audited financial statements for the fiscal year ended August 30, 2014, is being made available to shareholders concurrently with this Proxy Statement at www.investorvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

             The Board of Directors of the Company is currently composed of seven members, divided into three classes of two, three and two directors, respectively. One class is elected each year at the Annual Meeting of Shareholders. The Directors in each class serve for a term of three years and until their respective successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders.

At the Annual Meeting, two Class I Directors will be elected to serve until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Kathleen M. Camilli as a Class I Director to be elected by holders of Common Stock, voting separately as a single class, and has nominated Michael Iandoli as a Class I Director to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class (together, the “Nominees”).

             Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates “FOR” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event any of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Ms. Camilli. The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to elect Mr. Iandoli.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF KATHLEEN M. CAMILLI AND MICHAEL IANDOLI AS CLASS I DIRECTORS.

Information Regarding Nominees and Directors

             The following table sets forth certain information with respect to the two nominees for election as Class I Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2016 and 2017, based on information furnished to the Company by each Director.

Class I Nominees for Election at 2015 Annual Meeting – Nominated to Serve for a Term that Expires in 2018	Age	Director Since
Kathleen M. Camilli (1)	55	2012
Ms. Camilli has served as Director of the Company since January 2012. She is Founder and Principal of
Camilli Economics, LLC, which provides clients, including corporations and investment organizations, with
“real world” economic guidance for smart business and financial decisions. Ms. Camilli served on the
Board of Directors of MASSBANK Corp., a bank holding company, from 2003 to 2008. Ms. Camilli brings to the Board of Directors her substantial experience as an economist for several of the leading financial institutions in the world.
Michael Iandoli	69	2007
Mr. Iandoli has served as Director of the Company since 2007. He has been Chief Executive Officer of
PEAK Technical Staffing USA, a provider of technical staffing, since August 2013. Mr. Iandoli previously served as Director of Strategic Staffing at PEAK Technical Staffing USA from 2007 to August 2013.
He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a contract labor firm serving the automotive and high-tech industries. Mr. Iandoli was President of the Executive Committee
at the Larz Anderson Auto Museum from 2007 to January 2014. Mr. Iandoli brings to the Board of Directors his extensive executive leadership and operational experience.

Class III Continuing Directors – Term Expires in 2016	Age	Director Since
Phillip L. Cohen (1)	83	2000
Mr. Cohen has served as Director of the Company since 2000. He was a partner with an international public accounting firm from 1965 until his retirement in 1994 and has been a corporate director of several firms, financial consultant and private trustee since that date. He is a Director Emeritus and former Treasurer of the
Greater Boston Convention and Visitors Bureau and a Director of Kazmaier Associates, Inc. Mr. Cohen
brings to the Board of Directors his extensive public accounting and financial industry experience.
Cynthia Croatti (2)	59	1995
Ms. Croatti joined the Company in 1980. She has served as Director since 1995, Treasurer since 1982 and
Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company. Ms. Croatti brings to the Board of Directors her detailed knowledge of the Company and the Company’s industry and her executive leadership experience.

Class II Continuing Directors – Term Expires in 2017	Age	Director Since
Ronald D. Croatti (2)	71	1982
Mr. Croatti joined the Company in 1965. He became Director of the Company in 1982, Vice Chairman of the Board in 1986 and has served as Chief Executive Officer since 1991. He has also served as President since 1995 and Chairman of the Board since 2002. Mr. Croatti has overall responsibility for the management of the Company. Mr. Croatti provides a critical contribution to the Board of Directors as a result of his extensive and detailed knowledge of the Company and of the Company’s industry, prospects, customers and strategic marketplace.
Donald J. Evans	88	1973
Mr. Evans has served as Director of the Company since 1973. He served as General Counsel and First
Deputy Commissioner, Massachusetts Department of Revenue, from 1996 to 2003. Prior to that time,
Mr. Evans was a senior partner in the law firm of Goodwin Procter LLP, the Company’s general counsel.
Mr. Evans previously served as Chairman of the Corporation, Banking and Business Law Committee of the
American Bar Association and was also a member of the Legal Advisory Committee of the New York Stock
Exchange. Mr. Evans is a Trustee of the Massachusetts Eye and Ear Infirmary. Mr. Evans brings to the Board of Directors his executive leadership experience gained as General Counsel and First Deputy Commissioner of the Massachusetts Department of Revenue and his extensive legal industry experience gained as a senior partner in a large law firm.
Thomas S. Postek	72	2008
Mr. Postek has served as Director of the Company since 2008. He is a CFA charter holder currently affiliated with Geneva Advisors, LLC. Mr. Postek is a member of the Board of Directors of Lawson Products, Inc., a publicly traded distributor of fasteners and other industrial supplies. From 1986 to 2001, Mr. Postek was a partner and principal of William Blair & Company, LLC. Mr. Postek brings to the Board of Directors extensive financial industry experience as well as a long-standing understanding of the Company’s industry and its competitors.

(1)	The Company has designated Ms. Camilli and Mr. Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

(2)	Ronald D. Croatti and Cynthia Croatti are siblings.

Meetings of the Board of Directors and Its Committees

Board of Directors. The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is currently composed of two Class I Directors (Ms. Camilli and Mr. Iandoli), three Class II Directors (Messrs. Croatti, Evans and Postek) and two Class III Directors (Mr. Cohen and Ms. Croatti). The terms of the continuing Class III and II Directors will expire upon the election and qualification of Directors at the Annual Meeting of Shareholders in 2016 and 2017, respectively. At each Annual Meeting of Shareholders, Directors generally will be elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held five meetings during the Company’s 2014 fiscal year.

             Audit Committee. During the 2014 fiscal year, the Audit Committee consisted of Messrs. Cohen (Chair), Evans, Postek and Ms. Camilli. The Audit Committee held eight meetings during fiscal 2014. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and reporting process, (2) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000. The Audit Committee Charter has been updated and revised periodically since then, most recently in 2014. A current copy of the Audit Committee Charter, as amended and restated, is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and has determined that Phillip L. Cohen is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, a current copy of which is available on the Company’s website at www.unifirst.com. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website at www.unifirst.com.

Compensation Committee. During the 2014 fiscal year, the Compensation Committee consisted of Messrs. Iandoli (Chair), Cohen, Evans, Postek and Ms. Camilli. The Compensation Committee met on three occasions during fiscal 2014. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation program, recommending awards under the Company’s equity compensation plans and establishing the compensation for the Company’s Chief Executive Officer. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the New York Stock Exchange. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which was last revised in 2014. A current copy of the Compensation Committee Charter is available on the Company’s website at www.unifirst.com.

Nominating and Corporate Governance Committee. During the 2014 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chair), Cohen and Iandoli. The Nominating and Corporate Governance Committee met on three occasions in fiscal 2014. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which was last revised in 2007. A current copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.unifirst.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the New York Stock Exchange. The Nominating and Corporate Governance Committee’s policy is to review and consider all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements. While neither the Board of Directors nor the Nominating and Corporate Governance Committee has a specific policy with respect to diversity, the Policy Regarding New Director Nominations provides that the Nominating and Corporate Governance Committee believes that director candidates should have a background that is complementary to that of the existing Board members so as to provide management and the Board of Directors with a diversity and freshness of views. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The current Corporate Governance Guidelines are available on the Company’s website at www.unifirst.com. In addition, the Nominating and Corporate Governance Committee maintains a Policy Regarding New Director Nominations, a current copy of which is available on the Company’s website at www.unifirst.com. Since this policy was adopted, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors.

             Each Director, other than Ms. Croatti who attended three of the five meetings of the Board of Directors held in fiscal 2014, attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors attended the 2014 Annual Meeting of Shareholders.

             Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

             The Board of Directors has determined that each of Messrs. Cohen, Evans, Iandoli, Postek and Ms. Camilli is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this Proxy Statement entitled - “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders.”

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently occupied by one individual, Mr. Croatti. The Board of Directors believes that this leadership structure has served the Company well in the past and continues to serve it well, as Mr. Croatti’s 49 years of experience in the Company’s industry and his extensive and detailed knowledge and understanding of the Company uniquely qualify him to serve as both Chairman and Chief Executive Officer. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and aligns corporate strategy with the Company’s day-to-day operations. Combining the roles also promotes unified leadership and direction for the Board of Directors and management. In his combined role, Mr. Croatti sets the agenda for Board meetings with input from the Lead Director and presides over all meetings of the full Board. Since the Chairman and Chief Executive Officer positions are currently occupied by Mr. Croatti, the Board of Directors appointed Mr. Evans, an independent Director, as the Lead Director to ensure strong independent oversight. As Lead Director, Mr. Evans presides at all meetings of the Board of Directors at which the Chairman is not present and chairs the executive sessions of independent Directors, who regularly meet in executive sessions at which only independent Directors are present. Mr. Evans also provides input to the Chief Executive Officer and may make suggestions regarding meeting agendas and bear such further responsibilities as the Board of Directors may designate from time to time. Mr. Evans, from time to time, provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent Directors outside of meetings of the Board of Directors.

Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives periodic reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

Risk Considerations in the Company’s Compensation Programs

In connection with the Compensation Committee’s compensation reviews, the Compensation Committee assesses whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Based on its review, the Compensation Committee believes that the mix and design of the Company’s compensation plans and policies do not encourage employees to assume excessive risk and therefore are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of the Company’s executive compensation plans and policies: (1) the Company sets performance goals that the Company believes are reasonable in light of past performance and market conditions; (2) the long-term vesting for the Company’s equity incentive awards helps to align the interests of management with those of the Company’s shareholders in respect of the Company’s long-term performance; (3) a range of levels of performance under the Company’s cash incentive bonus plans results in corresponding levels of compensation under those plans, rather than an “all-or-nothing” approach; (4) achievement of the targets under the Company’s bonus plans is based on the satisfaction of corporate performance metrics such as revenues, earnings per share and adjusted operating margin, which serves to minimize the impact of excessive risk taking by any individual member of management; and (5) the six-year vesting contained in Mr. Croatti’s restricted stock awards mitigate the impact of any short-term risk taking by him.

Evaluation Program of the Board of Directors and its Committees

In order to maintain the Company’s governance standards, the Board of Directors, and each committee thereof, is required to undertake annually a formal self-evaluation process. As part of this process, the members of the Board of Directors and each committee thereof evaluate a number of competencies, including but not limited to its structure, roles, processes, composition, development, dynamics, effectiveness and involvement.

Meetings of Independent Directors

            The independent Directors of the Company meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Evans, the Lead Director. Any interested party or shareholder who wishes to make their concerns known to the independent Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors”. The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Communication with the Board of Directors

             Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s) c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded by him promptly to the appropriate addressee(s).

Director Stock Ownership Policy

In January 2012, the Board of Directors adopted a stock ownership policy. Under the policy, Directors are expected to own shares of the Company’s stock having a value at least equal to four times the annual retainer fees for Directors. The policy provides a four-year phase-in period. The Board of Directors believes that this policy helps to align the interests of the Directors with those of the Company’s shareholders.

Security Ownership of Management, Directors, Director Nominees and Principal Shareholders

The following table sets forth as of November 19, 2014 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 19, 2014, stock options exercisable within 60 days after November 19, 2014 and stock appreciation rights that were fully vested as of November 19, 2014 and exercisable based on the closing price of the Company’s Common Stock on November 19, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Ronald D. Croatti(2)(3)	1,116,544	5.6%	16.3%
Steven S. Sintros	-	*	*
Cynthia Croatti(3)(4)	8,000	*	*
Bruce P. Boynton(3)	11,400	*	*
David A. DiFillippo(3)(5)	17,557	*	*
Kathleen M. Camilli(6)(7)	2,786	*	*
Phillip L. Cohen(3)(6)(7)	22,029	*	*
Donald J. Evans(3)(6)(7)	12,332	*	*
Michael Iandoli(6)(7)	8,978	*	*
Thomas S. Postek(3)(6)(7)	34,407	*	*
All Directors and executive officers as a group(3)(7)(8) (11 persons)	1,234,033	6.1%	16.5%

* Less than 1%.

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 19, 2014, a total of 20,089,702 shares of common stock were outstanding, of which 15,229,183 were shares of Common Stock entitled to one vote per share and 4,860,519 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Ronald D. Croatti owns 1,033,770 shares of Class B Common Stock, representing 21.3% of such class, 73,974 shares of Common Stock plus the options to purchase Common Stock listed in footnote 3. Of the shares owned by Mr. Croatti, 191,668 are subject to time-based vesting. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain other trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 176,792 shares of Class B Common Stock.

(3)

Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 19, 2014, the following number of shares of Common Stock: Ronald D. Croatti, 8,800 shares; Cynthia Croatti, 8,000 shares; Bruce P. Boynton, 11,400 shares; and David A. DiFillippo 14,200 shares. The non-employee Directors presently have exercisable options to purchase the following number of shares of Common Stock: 7,000 shares in the case of Mr. Cohen and 4,500 shares each in the case of Messrs. Evans and Postek.

(4)

Ms. Croatti owns the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and the Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 68,534 shares of Common Stock and 52,674 shares of Class B Common Stock.

(5)

Mr. DiFillippo owns 3,357 shares of Common Stock and the options to purchase Common Stock listed in footnote 3. In addition, the information presented for Mr. DiFillippo does not include 265 shares of Common Stock beneficially owned by his children, as to which shares Mr. DiFillippo disclaims any beneficial interest.

(6)

Mr. Evans owns 6,892 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 7. Mr. Postek owns 23,429 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 7. Mr. Cohen owns 8,551 shares of Common Stock, the options to purchase Common Stock listed in footnote 3 and the fully vested stock appreciation rights listed in footnote 7. Mr. Iandoli owns 5,000 shares of Common Stock (3,000 of such shares are held in a margin account) and the fully vested stock appreciation rights listed in footnote 7. Ms. Camilli owns 1,846 shares of Common Stock and the fully vested stock appreciation rights listed in footnote 7.

(7)

Includes 6,478 fully vested stock appreciation rights owned by each of Messrs. Cohen and Postek, 3,978 fully vested stock appreciation rights owned by Mr. Iandoli and 940 fully vested stock appreciation rights owned by each of Mr. Evans and Ms. Camilli.

(8)	Includes the Directors and named executive officers set forth in the table above and the other executive officer of the Company.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 19, 2014. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares(1)	Percentage of Voting Power(1)
Royce & Associates, LLC(2)	2,280,400	11.4%	3.6%
The Queue Limited Partnership(3)	1,933,885	9.6	30.3
Ronald D. Croatti(4)	1,116,544	5.6	16.3
The Red Cat Limited Partnership(5)	1,021,748	5.1	16.0
Vanguard Group, Inc.(6)	992,770	4.9	1.6
BlackRock Fund Advisors(7)	763,057	3.8	1.2
Cecelia Levenstein(8)	582,157	2.9	7.2

(1)

The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 19, 2014, a total of 20,089,702 shares of common stock were outstanding, of which 15,229,183 were shares of Common Stock entitled to one vote per share and 4,860,519 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2)

Royce & Associates, LLC beneficially owns shares of Common Stock, representing 15.0% of such class. The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151. The Company has relied solely upon the information contained in the Form 13F filed with the Securities and Exchange Commission by Royce & Associates, LLC on November 12, 2014.

(3)

The Queue Limited Partnership (“QLP”) owns 1,933,885 shares of Class B Common Stock, representing 39.8% of such class. The general partner of QLP is Queue Management Associates, Inc. (“QMA”), which has sole voting and dispositive power over the shares owned by QLP. Ronald D. Croatti, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and directors of QMA. All decisions by the directors of QMA must be made unanimously. The address of QLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(4)

Ronald D. Croatti owns 1,033,770 shares of Class B Common Stock, representing 21.3% of such class, 73,974 shares of Common Stock plus the options to purchase Common Stock listed in footnote 3 to the prior table. Of the shares owned by Mr. Croatti, 191,668 are subject to time-based vesting. The information presented does not include any shares owned by Mr. Croatti’s children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a shareholder and director of each of the general partners of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 1,933,885 and 1,021,748 shares of Class B Common Stock. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. Mr. Croatti is the manager of MMC Trust LLC, which owns 950 shares of Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, The Marie Croatti QTIP Trust or MMC Trust LLC. In addition, the information presented does not include any shares owned by certain other trusts of which Mr. Croatti is a trustee and which, in the aggregate, beneficially own 176,792 shares of Class B Common Stock.

(5)

The Red Cat Limited Partnership (“RCLP”) owns 1,021,748 shares of Class B Common Stock, representing 21.0% of such class. The general partner of RCLP is Red Cat Management Associates, Inc. (“RCMA”), which has sole voting and dispositive power over the shares owned by RCLP. Ronald D. Croatti and Cynthia Croatti are the sole shareholders and directors of RCMA. The address of RCLP is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(6)

Vanguard Group, Inc. beneficially owns shares of Common Stock, representing 6.5% of such class. The address of Vanguard Group, Inc. is P.O. Box 2600, Valley Forge, PA 19482. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by Vanguard Group, Inc. on November 12, 2014.

(7)

BlackRock Fund Advisors beneficially owns shares of Common Stock, representing 5.0% of such class. The address of BlackRock Fund Advisors is 400 Howard Street, San Francisco, CA 94105. The Company has relied solely upon information contained in the Form 13F filed with the Securities and Exchange Commission by BlackRock Fund Advisors on October 29, 2014.

(8)

Cecelia Levenstein is the daughter of Marie Croatti. Ms. Levenstein owns 444,349 shares of Class B Common Stock, representing 9.1% of such class, and 137,808 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 1,933,885 shares of Class B Common Stock. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 5,792 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

EXECUTIVE COMPENSATION

 Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies.  The Compensation Committee also reviews and establishes the compensation paid to our executive officers.  We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.  We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and the other three most highly-compensated executive officers as determined in accordance with applicable Securities and Exchange Commission rules (collectively, our “named executive officers”).

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long-term strategic plan;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases;

•

provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance and the creation of shareholder value;

•	ensure fairness among our executive officers by recognizing the contributions each executive makes to our success; and

•	foster a shared commitment among executives by coordinating their corporate and individual goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above.  Our executive compensation primarily consists of base salary, annual cash incentive bonuses tied to the achievement of predetermined corporate performance goals, long-term equity incentive compensation and broad-based benefits programs.

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation to be paid to each of our named executive officers based on a number of factors:

•	the performance of our named executive officers in prior years;

•	the roles and responsibilities of our named executive officers;

•	the individual experience and skills of our named executive officers;

•	for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer; and

•	the amounts of compensation being paid to our other named executive officers.

In addition, we rely on our understanding of the amount of compensation paid by our principal competitors and similarly situated companies to their executives with comparable roles and responsibilities as a market check for the compensation decisions we make.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers.  We also discuss below the amounts of compensation paid to our named executive officers for fiscal 2014 under each of these elements.  In the descriptions below, we highlight particular compensation objectives that we have designed specific elements of our executive compensation program to address.  However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above.  Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

 Base Salary

We pay our named executive officers a base salary, which we review and determine annually.  We believe that a competitive base level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will facilitate the accomplishment of our long-term strategic plan and increase shareholder value.  We also believe that attractive base salaries can motivate and reward executive officers for their overall performance.  The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions.  The base salaries set forth in the “Summary Compensation Table” below reflect the base salaries earned by our named executive officers in fiscal 2014.  We determine the base salaries of our named executive officers on a calendar year basis.  For calendar 2014, we increased the base salaries of all of our named executive officers as follows:  Mr. Croatti’s base salary increased from $650,000 to $715,000 per year, Steven S. Sintros’ base salary increased from $330,000 to $360,000 per year, Cynthia Croatti’s base salary increased from $400,000 to $426,000 per year, Bruce P. Boynton’s base salary increased from $310,000 to $323,950 per year and David A. DiFillippo’s base salary increased from $308,500 to $325,000 per year.   The base salaries of our other executive officers reflected increases as determined by our Compensation Committee after reviewing Mr. Croatti’s recommendations.

Annual Cash Incentive Bonuses

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish.  The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals.  Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so. To further incent our Chief Executive Officer, in 2012 we adopted a CEO Cash Incentive Bonus Plan. Under the CEO Bonus Plan, our Chief Executive Officer can earn an additional bonus based on the achievement of Company-wide performance objectives.

Executive Bonus Plan. Under our executive bonus plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation.  For fiscal 2014, our executive bonus plan provided for potential annual cash incentive bonuses of up to 34% of the named executive officer’s base salary for the fiscal year.  Potential bonus payments under our executive bonus plan are linked to objective criteria set forth in the plan.  Our named executive officers can earn annual cash incentive bonuses based on predetermined goals tied to corporate revenues, earnings per share and customer retention.

At the beginning of the fiscal year, we set a fiscal year target for corporate revenues for purposes of our executive bonus plan.  Each executive can earn a bonus of up to 10% of his or her base salary if actual revenues exceed a predetermined percentage of the target revenues.   The amount of the bonus depends on the amount by which actual revenues varied from target revenues. To achieve the maximum bonus for the revenues goal, actual revenues must be 101.5% or more of the target revenues. In addition, if actual revenues are less than 99.5% of target revenues, then no bonus would be earned on account of the revenues goal.

At the beginning of the fiscal year, we also set a fiscal year target for consolidated diluted earnings per share (EPS) for purposes of our executive bonus plan.  Each executive can earn a bonus of up to 20% of his or her base salary if actual EPS exceed a predetermined percentage of the target EPS.  In addition, the executive bonus plan for fiscal 2014 included potential adjustments to actual EPS to take into account greater than anticipated Company costs and expenses associated with claims, litigation or environmental matters, healthcare or the Company’s initiative to update its customer relationship management (CRM) systems. The amount of the bonus depends on the amount by which actual EPS varied from target EPS. To achieve the maximum bonus for the EPS goal, the actual EPS, subject to potential adjustment, must equal or exceed 104% of the target EPS. In addition, if actual EPS, subject to potential adjustment, is less than 96% of target EPS, then no bonus would be earned on account of the EPS goal.

Our executive bonus plan also provides for annual cash incentive bonuses of up to 4% of base salary for our named executive officers based on customer retention, but only if a bonus is otherwise earned with respect to either the revenues goal or the EPS goal.

In establishing our targeted bonus opportunities under the executive bonus plan, we consider the incentives that we want to provide to our executives and our historical practices.  For fiscal 2014, we established the following corporate financial goals under our executive bonus plan.  With respect to revenues, target revenues were set at $1.372 billion.   Our actual revenues for fiscal 2014 were $1.395 billion. As a result, based on the percentage achievement levels, the named executive officers earned a 10% bonus on account of the revenues goal. With respect to EPS, target EPS were set at $5.72.  Our actual EPS were $5.95. In determining the amount of the bonus earned on account of the EPS goal, none of the potential adjustments to actual EPS were taken into account. Based on the percentage achievement level, the named executive officers earned a 20% bonus on account of the EPS goal. With respect to customer retention levels, at our 2014 revenue growth rate, the named executive officers earned a bonus of 3% based on this criterion.

For fiscal 2014, our named executive officers received the following annual cash incentive bonuses under our executive bonus plan:

Name	Bonus	% of Base Salary
Ronald D. Croatti	$228,525	33%
Steven S. Sintros	$115,382	33%
Cynthia Croatti	$137,621	33%
Bruce P. Boynton	$105,310	33%
David A. DiFillippo	$105,160	33%

CEO Bonus Plan. In addition to the executive bonus plan, in 2012 we adopted a CEO Cash Incentive Bonus Plan. Under the CEO Bonus Plan, each fiscal year we set annual target bonus levels and Company-wide performance goals for our Chief Executive Officer. For fiscal 2014, we set the total bonus levels under the CEO Bonus Plan at a threshold of $600,000, a target of $850,000 and a maximum of $1,100,000 based on the achievement of corresponding levels of corporate revenues and adjusted operating margin. The adjusted operating margin metric is based on the Company’s operating margin, subject to adjustments for certain levels of expenses related to natural catastrophes, claims, litigation or environmental matters, impairments, energy costs, healthcare costs, the CRM project and other matters. The total bonus potential under the CEO Bonus Plan is split evenly between the revenues performance goals and the adjusted operating margin performance goals. For fiscal 2014, the revenues performance goals were set at a minimum goal of $1.372 billion, a target goal of $1.377 billion and a maximum goal of $1.382 billion. For fiscal 2014, the adjusted operating margin performance goals were set at a minimum goal of 18.0%, a target goal of 18.25% and a maximum goal of 18.5%. Based on the Company’s audited financial statements for fiscal 2014, we determined that the maximum performance goals for both revenues and adjusted operating margin were achieved. Accordingly, Mr. Croatti earned a total bonus of $1,100,000 for fiscal 2014 under the CEO Bonus Plan.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards to our named executive officers as part of our total compensation package.  We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation.  Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.  We generally grant long-term incentive awards once each year. In light of the significant multi-year vesting plan relating to the restricted stock award we granted to Mr. Croatti in 2010, we did not grant Mr. Croatti a separate annual equity award for fiscal 2014.

We have traditionally granted non-qualified stock options to our named executive officers.  In fiscal 2010, we determined that it was in the best interests of the shareholders and the executives to instead award stock-settled stock appreciation rights (“SAR”). These SARs are functionally very similar to non-qualified stock options; in each case, the recipient receives the value (in shares) of the appreciation in the market price of the Company’s Common Stock from the grant date to the exercise date. Consistent with the vesting schedule of stock options granted by us since 2003, the SARs are subject to a five-year cliff-vesting schedule under which the SARs become vested and exercisable in full after five years from the date of grant and expire ten years after the grant date.  The Company refers to its non-qualified stock options and SARs collectively as “Share-Based Awards”. In fiscal 2014, we granted stock-settled SARs to all of our named executive officers other than Mr. Croatti.

Upon a holder’s exercise of a SAR, we are generally entitled to a tax deduction in the year in which the SAR is exercised equal to the fair market value of the shares of stock issued upon such exercise.  The holder of such SAR is generally taxed on this same amount in the year of exercise.

In fiscal 2014, we granted the following SARs to the following named executive officers:

Name	Number of Securities Underlying SARs	Exercise or Base Price of SAR Awards ($/Sh)
Ronald D. Croatti	–	–
Steven S. Sintros	8,000	$102.90
Cynthia Croatti	12,000	$102.90
Bruce P. Boynton	8,000	$102.90
David A. DiFillippo	8,000	$102.90

Under the Restricted Stock Award Agreement dated April 5, 2010, the Company issued to Mr. Croatti 350,000 shares of restricted stock which were subject to objective performance criteria relating to corporate revenues and adjusted operating margin in fiscal 2010, 2011 and 2012. The Compensation Committee determined in fiscal 2013 that all of the performance criteria under the Restricted Stock Award Agreement were achieved based on the Company’s financial results in the respective fiscal years. As a result, all of the shares of restricted stock have been fully earned and are subject to vesting in four equal annual installments ending in April 2016.

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and the UniFirst Corporation Profit Sharing Plan.  In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan.  In fiscal 2014, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below.  We provide these benefits to retain and attract talented executives with the skills and experience to further our long-term strategic plan.

 Employment Agreements

 We generally do not enter into employment agreements with our executives. However, in connection with the significant equity award granted to Mr. Croatti in 2010, we determined that it was in the best interests of the shareholders to require him to enter into an employment agreement.  We concluded that the contractual commitments set forth in the employment agreement, which include a two-year noncompetition clause, would help to ensure Mr. Croatti’s continued service as our Chief Executive Officer.  To this end, we purposely limited Mr. Croatti’s severance rights under the employment agreement to six-months of salary, payable only if the Company terminates his employment without cause.  In addition, we did not provide for any special parachute or change-in-control payments.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers.  The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the New York Stock Exchange.  In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers.  Our Compensation Committee annually reviews the performance of our Chief Executive Officer and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him.  In general, we do not engage in a formal benchmarking process in setting the compensation for our executives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 30, 2014 for filing with the Securities and Exchange Commission.

Compensation Committee

Michael Iandoli (Chair)

Kathleen M. Camilli

Phillip L. Cohen

Donald J. Evans

Thomas S. Postek

Summary Compensation Table

             The following table sets forth summary information concerning the annual compensation for the years ended August 30, 2014, August 31, 2013 and August 25, 2012, respectively, awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and our other three most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary	Bonus	Share- Based Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2014 2013 2012	$692,500 $634,426 $585,967	– – $1,000,000	– – –	$1,328,525 $1,152,262 $146,492	$633,819 $228,907 $161,925	$30,640(3) $24,092 $23,615	$2,685,484 $2,039,687 $1,917,999
Steven S. Sintros Senior Vice President and Chief Financial Officer	2014 2013 2012	$349,643 $319,610 $291,346	– – –	$313,280 $199,200 $144,960	$115,382 $76,706 $72,836	$61,505 $28,961 $13,524	$31,225(4) $24,677 $24,069	$871,035 $649,154 $546,735
Cynthia Croatti Executive Vice President and Treasurer	2014 2013 2012	$417,032 $390,486 $365,235	– – –	$469,920 $298,800 $217,440	$137,621 $93,717 $91,309	$363,092 $149,404 $100,552	$30,640(5) $24,349 $47,857	$1,418,305 $956,756 $822,393
Bruce P. Boynton Senior Vice President, Operations	2014 2013 2012	$319,122 $300,492 $289,812	– – –	$313,280 $199,200 $144,960	$105,310 $73,155 $72,453	$292,047 $157,366 $120,883	$30,805(6) $24,284 $23,807	$1,060,564 $754,497 $651,915
David A. DiFillippo Senior Vice President, Operations	2014 2013 2012	$318,666 $302,443 $285,457	– – –	$313,280 $199,200 $144,960	$105,160 $72,586 $71,365	$223,107 $90,012 $60,385	$30,845(7) $24,350(8) $23,833(9)	$991,058 $688,591 $586,000

(1)

The amounts shown represent the aggregate grant date fair value related to the grant of stock appreciation rights to our named executive officers in fiscal 2014, 2013 and 2012, respectively, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of stock appreciation rights is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2014 and in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 31, 2013 and August 25, 2012, respectively. See the “Outstanding Equity Awards at Fiscal Year-End – 2014” table below for additional details regarding the stock appreciation rights that were granted to our named executive officers in fiscal 2014, 2013 and 2012.

(2)

Amounts reported in this column for fiscal 2014 represent the present value of the accumulated benefit obligation as of August 30, 2014 minus the present value of the accumulated benefit obligation as of August 31, 2013 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). Amounts reported in this column for fiscal 2013 represent the present value of the accumulated benefit obligation as of August 31, 2013 minus the present value of the accumulated benefit obligation as of August 25, 2012 under our SERP. Amounts reported in this column for fiscal 2012 represent the present value of the accumulated benefit obligation as of August 25, 2012 minus the present value of the accumulated benefit obligation as of August 27, 2011 under our SERP. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2014” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2014. See the “Pension Benefits Table – Fiscal 2013” in our Proxy Statement for the 2014 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 3, 2013 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2013. See the “Pension Benefits Table – Fiscal 2012” in our Proxy Statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on November 27, 2012 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2012.

(3)

Includes car allowance ($8,100), 401(k) contributions ($10,400) and profit sharing plan contribution ($12,140). The components of “All Other Compensation” for 2012 and 2013 for Mr. Croatti were reported in our 2012 and 2013 proxy statements.

(4)

Includes car allowance ($8,100), 401(k) contributions ($10,985) and profit sharing plan contribution ($12,140). The components of “All Other Compensation” for 2012 and 2013 for Mr. Sintros were reported in our 2012 and 2013 proxy statements.

(5)

Includes car allowance ($8,100), 401(k) contributions ($10,400) and profit sharing plan contribution ($12,140). The components of “All Other Compensation” for 2012 and 2013 for Ms. Croatti were reported in our 2012 and 2013 proxy statements.

(6)

Includes car allowance ($8,100), 401(k) contributions ($10,565) and profit sharing plan contribution ($12,140). The components of “All Other Compensation” for 2012 and 2013 for Mr. Boynton were reported in our 2012 and 2013 proxy statements.

(7)	Includes car allowance ($8,100), 401(k) contributions ($10,605) and profit sharing plan contribution ($12,140) for fiscal 2014.

(8)	Includes car allowance ($7,840), 401(k) contributions ($10,458) and profit sharing plan contribution ($6,052) for fiscal 2013.

(9)	Includes car allowance ($7,580), 401(k) contributions ($10,218) and profit sharing plan contribution ($6,035) for fiscal 2012.

Employment Agreement and Restricted Stock Award Agreements

We entered into an Employment Agreement and Restricted Stock Award Agreements with Mr. Croatti on April 5, 2010. Such agreements are described under the headings “Potential Payments Upon Termination or Change in Control”.

Grants of Plan-Based Awards – Fiscal 2014

The following table contains information related to Share-Based Awards granted to our named executive officers under our 2010 Stock Option and Incentive Plan during fiscal 2014:

Name	Grant Date	Approval Date	All Other Share-Based Awards: Number of Securities Underlying Awards(1)	Exercise or Base Price of Share- Based Awards ($/Sh)(2)	Grant Date Fair Value of Share- Based Awards(3)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	–	–	–	–	–
Steven S. Sintros Vice President and Chief Financial Officer	10/28/2013	10/28/2013	8,000	$102.90	$313,280
Cynthia Croatti Executive Vice President and Treasurer	10/28/2013	10/28/2013	12,000	$102.90	$469,920
Bruce P. Boynton Senior Vice President, Operations	10/28/2013	10/28/2013	8,000	$102.90	$313,280
David A. DiFillippo Senior Vice President, Operations	10/28/2013	10/28/2013	8,000	$102.90	$313,280

(1)

Amounts represent the number of stock-settled stock appreciation rights granted to our named executive officers during fiscal 2014. These stock appreciation rights are subject to a five-year cliff vesting schedule under which the stock appreciation rights become vested and exercisable five years from the date of grant. Each of these grants expires ten years from the date of grant.

(2)

Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock as reported on the New York Stock Exchange on the date of the grant.

(3)

Amounts represent the grant date fair value of each stock appreciation right award during fiscal 2014. These amounts were calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). None of the stock appreciation rights was repriced or otherwise modified.

Outstanding Equity Awards at Fiscal Year-End – 2014

               The following table sets forth information concerning the outstanding shares of restricted stock and unexercised Share-Based Awards, which include options to purchase shares of our Common Stock as well as stock appreciation rights, held as of August 30, 2014 by our named executive officers:

	Share-Based Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Share- Based Awards Exercisable	Number of Securities Underlying Unexercised Share-Based Awards Unexercisable	Share- Based Awards Exercise Price	Share- Based Awards Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	2,100 2,100 2,100 2,100 2,500 – –	– – – – – – –	$27.98 $34.83 $36.05 $37.92 $27.08 – –	10/25/2014 10/27/2015 10/31/2016 11/6/2017 11/11/2018 – –	– – – – – 16,668(5) 175,000(7)	– – – – – $1,615,963(6) $16,966,250(6)
Steven S. Sintros Senior Vice President and Chief Financial Officer	8,000 – – – –	– 8,000(1) 8,000(2) 8,000(3) 8,000(4)	$42.55 $45.57 $49.67 $69.05 $102.90	11/10/2019 10/26/2020 10/25/2021 10/22/2022 10/28/2023	– – – – –	– – – – –
Cynthia Croatti Executive Vice President and Treasurer	12,000 – – – –	– 12,000(1) 12,000(2) 12,000(3) 12,000(4)	$42.55 $45.57 $49.67 $69.05 $102.90	11/10/2019 10/26/2020 10/25/2021 10/22/2022 10/28/2023	– – – – –	– – – – –
Bruce P. Boynton Senior Vice President, Operations	1,400 2,000 8,000 – – – –	– – – 8,000(1) 8,000(2) 8,000(3) 8,000(4)	$37.92 $27.08 $42.55 $45.57 $49.67 $69.05 $102.90	11/6/2017 11/11/2018 11/10/2019 10/26/2020 10/25/2021 10/22/2022 10/28/2023	– – – – – – –	– – – – – – –
David A. DiFillippo Senior Vice President, Operations	1,400 1,400 1,400 2,000 8,000 – – – –	– – – – – 8,000(1) 8,000(2) 8,000(3) 8,000(4)	$34.83 $36.05 $37.92 $27.08 $42.55 $45.57 $49.67 $69.05 $102.90	10/27/2015 10/31/2016 11/6/2017 11/11/2018 11/10/2019 10/26/2020 10/25/2021 10/22/2022 10/28/2023	– – – – – – – – –	– – – – – – – – –

(1)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 26, 2015.

(2)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 25, 2016.

(3)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 22, 2017.

(4)	These stock-settled stock appreciation rights are subject to a five-year cliff vesting schedule and become vested and exercisable on October 28, 2018.

(5)

Represents 16,668 shares of restricted stock that are subject to the satisfaction of time-based vesting as more fully described under the heading “Potential Payments Upon Termination or Change in Control – Restricted Stock Award Agreements with Ronald D. Croatti” in this Proxy Statement.

(6)	Amounts shown are based on the closing price of the Company’s Common Stock of $96.95 per share on August 29, 2014, the last trading day of fiscal 2014, as reported by the New York Stock Exchange.

(7)

Represents 175,000 shares of restricted stock that were earned upon the satisfaction of performance criteria and that are subject to the satisfaction of time-based vesting as more fully described under the heading “Potential Payments Upon Termination or Change in Control – Restricted Stock Award Agreements with Ronald D. Croatti” in this Proxy Statement.

Option Exercises and Stock Vested Table – Fiscal 2014

The following table sets forth the number of shares of Common Stock acquired or that vested and the aggregate dollar value realized as a result of stock option exercises and the vesting of restricted stock during fiscal 2014 with respect to our named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	–	–	95,833	$9,404,092(3)
Steven S. Sintros Vice President and Chief Financial Officer	700 1,300	$54,586(4) $99,073(5)	– –	– –
Cynthia Croatti Executive Vice President and Treasurer	1,600 1,600 1,600 2,000	$110,211(6) $108,259(7) $105,267(8) $159,841(9)	– – – –	– – – –
Bruce P. Boynton Senior Vice President, Operations	–	–	–	–
David A. DiFillippo Senior Vice President, Operations	1,100	$89,287(10)	–	–

(1)

Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock option less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.

(2)	Value realized on vesting is calculated as the market value of our Common Stock at the time of vesting, multiplied by the number of shares that vested.

(3)	Value realized on vesting is as follows: $98.13 (the market value at the time of vesting), multiplied by 95,833 shares vested.

(4)	Value realized on exercise is as follows: $77.98 (the market value at the time of exercise of $105.06 less the exercise price of $27.08), multiplied by 700 shares acquired upon exercise.

(5)	Value realized on exercise is as follows: $76.21 (the market value at the time of exercise of $105.06 less the exercise price of $28.85), multiplied by 1,300 shares acquired upon exercise.

(6)	Value realized on exercise is as follows: $68.8821 (the market value at the time of exercise of $103.7121 less the exercise price of $34.83), multiplied by 1,600 shares acquired upon exercise.

(7)	Value realized on exercise is as follows: $67.6621 (the market value at the time of exercise of $103.7121 less the exercise price of $36.05), multiplied by 1,600 shares acquired upon exercise.

(8)	Value realized on exercise is as follows: $65.7921 (the market value at the time of exercise of $103.7121 less the exercise price of $37.92), multiplied by 1,600 shares acquired upon exercise.

(9)	Value realized on exercise is as follows: $79.9203 (the market value at the time of exercise of $107.0003 less the exercise price of $27.08), multiplied by 2,000 shares acquired upon exercise.

(10)	Value realized on exercise is as follows: $81.17 (the market value at the time of exercise of $109.15 less the exercise price of $27.98), multiplied by 1,100 shares acquired upon exercise.

Pension Benefits Table – Fiscal 2014

The following table sets forth the actuarial present value of accumulated benefits under our Unfunded Supplemental Executive Retirement Plan, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2014 to our named executive officers as of August 30, 2014:

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$3,187,844	–
Steven S. Sintros Senior Vice President and Chief Financial Officer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	10	$141,128	–
Cynthia Croatti Executive Vice President and Treasurer	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,230,168	–
Bruce P. Boynton Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$1,352,922	–
David A. DiFillippo Senior Vice President, Operations	UniFirst Corporation Unfunded Supplemental Executive Retirement Plan	30	$738,283	–

(1)

As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan. The actual years of service of Messrs. Croatti, Boynton, DiFillippo and Ms. Croatti are 49, 38, 35 and 34, respectively.

(2)

Amounts reported in this column represent the present value of the accumulated benefit obligation as of August 30, 2014. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

                Certain of our and our affiliates’ employees are eligible to participate in our SERP, including our named executive officers. Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). Under the SERP, upon the retirement of a participant on his social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% of the participant’s Final Average Earnings multiplied by his years of service, limited to 30 years, less 3.33% of the participant’s primary Social Security benefit multiplied by his years of service, limited to 30 years.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

Potential Payments Upon Termination or Change in Control

Employment Agreement with Ronald D. Croatti

On April 5, 2010, we entered into an Employment Agreement (the “Employment Agreement”) with Ronald D. Croatti, the Company’s Chairman, Chief Executive Officer and President. The Employment Agreement provides for the employment of Mr. Croatti for a term of six years, subject to earlier termination as set forth in the Employment Agreement. Pursuant to the Employment Agreement, Mr. Croatti’s initial base salary was his base salary in effect as of April 5, 2010 and is reviewed on an annual basis consistent with our usual practices for senior executives. In addition, Mr. Croatti is entitled to participate in the Company’s executive cash bonus plan in the same manner as other senior executives of the Company and to receive a grant of 350,000 shares of restricted common stock pursuant to a Performance Criteria Restricted Stock Award Agreement (as set forth below). In the event that we terminate Mr. Croatti’s employment without cause during the term of the Employment Agreement, Mr. Croatti will be entitled to receive one-half of his annual base salary then in effect. If Mr. Croatti had been terminated without cause on August 30, 2014, the last day of fiscal 2014, Mr. Croatti would have been entitled to receive $357,500. Mr. Croatti has agreed under the Employment Agreement not to compete with the Company or to solicit our employees or customers for a period of 24 months following his termination.

Restricted Stock Award Agreements with Ronald D. Croatti

On April 5, 2010, we entered into a Restricted Stock Award Agreement (the “Performance Criteria Restricted Stock Award Agreement”) with Mr. Croatti pursuant to which we granted 350,000 shares of restricted common stock (the “Performance Restricted Shares”) to Mr. Croatti. The Performance Restricted Shares would be earned if the Company achieved certain consolidated revenues and adjusted operating margins as set forth in the Performance Criteria Restricted Stock Award Agreement during certain performance periods set forth in such agreement (collectively, the “Performance Criteria”). As of the end of our 2012 fiscal year, Mr. Croatti had earned all of the Performance Restricted Shares. The Performance Restricted Shares earned upon achievement of the Performance Criteria vest in four equal amounts on the third, fourth, fifth and sixth anniversaries of the grant date provided that Mr. Croatti continues to be employed by the Company on each such date. Consistent with this vesting schedule, as of the end of our 2014 fiscal year, 175,000 of the Performance Restricted Shares were vested. Mr. Croatti may transfer all or a portion of the Performance Restricted Shares to any holder of Class B Common Stock of the Company in exchange for an identical number of shares of Class B Common Stock (the “Transferred Class B Shares”). Upon any such transfer, the restrictions and conditions to which the Performance Restricted Shares are subject under the Performance Criteria Restricted Stock Award Agreement will lapse and such restrictions and conditions will attach to the Transferred Class B Shares. In the event that Mr. Croatti’s employment is terminated without cause or by reason of death or disability prior to the vesting of the Performance Restricted Shares, all of the Performance Restricted Shares will become fully vested. If Mr. Croatti’s employment had been terminated without cause or by death or disability on August 30, 2014, the last day of fiscal 2014, the 175,000 unvested Performance Restricted Shares would have become fully vested with a market value of approximately $16,966,250 based on the closing price of our Common Stock of $96.95 per share on such date as reported by the New York Stock Exchange.

On April 5, 2010, we entered into a Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”) with Mr. Croatti pursuant to which we granted 50,000 shares of restricted common stock (the “Restricted Shares”) to Mr. Croatti. The Restricted Shares vest in equal amounts on each of the first six anniversaries of the grant date provided that Mr. Croatti continues to be employed by the Company on each such date. Consistent with this vesting schedule, as of the end of our 2014 fiscal year, 33,332 of the Restricted Shares were vested. Mr. Croatti may transfer all or a portion of the Restricted Shares to any holder of Class B Common Stock of the Company in exchange for an identical number of shares of Class B Common Stock (the “Transferred Class B Stock”). Upon any such transfer, the restrictions and conditions to which the Restricted Shares are subject under the Restricted Stock Award Agreement will lapse and such restrictions and conditions will attach to the Transferred Class B Stock. In the event that Mr. Croatti’s employment is terminated without cause or by reason of death or disability prior to the vesting of the Restricted Shares, all of the Restricted Shares will immediately and automatically vest in full. If Mr. Croatti’s employment had been terminated without cause or by death or disability on August 30, 2014, the last day of fiscal 2014, the 16,668 unvested Restricted Shares as of such date would have become fully vested with a market value of approximately $1,615,963 based on the closing price of our Common Stock of $96.95 per share as reported by the New York Stock Exchange.

The foregoing summaries of the Employment Agreement and the Restricted Stock Award Agreements are qualified in their entirety by reference to each of these agreements, copies of which have been filed as Exhibits to our Quarterly Report on Form 10-Q on April 8, 2010.

Unfunded Supplemental Executive Retirement Plan

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, see the “Pension Benefits Table – Fiscal 2014” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

Director Compensation – Fiscal 2014

           The Compensation Committee determines Director compensation based on the following principles: (1) Director compensation should be aligned with the long-term interest of shareholders, (2) compensation should be used to motivate Director behavior; (3) Directors should be adequately compensated for their time and effort; and (4) Director compensation should be approached on an overall basis, rather than as an array of separate elements.

We determine Director compensation on a calendar year basis. The non-employee Director fee schedule for calendar 2014 and calendar 2015 is as follows: an annual fee of $38,000; an annual fee for chairing the Audit Committee of $10,000; an annual fee for chairing a Committee other than the Audit Committee of $5,000; an annual fee for the Lead Director of $5,000; a $2,750 fee for each Board meeting attended; an $1,800 fee for each Committee meeting attended; a $1,250 fee for participating in a telephonic Board meeting; a $1,000 fee for participating in a telephonic Committee meeting. As part of the annual compensation, each non-employee Director receives a fully vested stock-settled stock appreciation right with respect to that number of shares of Common Stock which will result in such stock appreciation right having a value (based on the valuation methodology used by the Company for financial reporting purposes) at the time of grant equal to $35,000, at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. In addition, each non-employee Director receives shares of unrestricted Common Stock having a value (based on the closing price of the Company’s Common Stock on the grant date) equal to $65,000. Those Directors who satisfy the minimum share ownership requirement under the Company’s Director Stock Ownership Policy may elect to receive a cash payment of $65,000 in lieu of the shares of unrestricted Common Stock.

             Each Director who was also an employee of our Company received no Director’s fees during fiscal year 2014 and will receive no Director’s fees during fiscal year 2015.

The compensation earned by our Directors during fiscal 2014 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Share-Based Awards(2)	All Other Compensation	Total
Phillip L. Cohen (3)	$141,400	–	$35,006	–	$176,406
Donald J. Evans (3)	$149,550	–	$35,006	–	$184,556
Thomas S. Postek	$67,650	$65,109	$35,006	–	$167,765
Michael Iandoli (3)	$131,050	–	$35,006	–	$166,056
Kathleen Camilli (3)	$132,650	–	$35,006	–	$167,656

(1)

The amounts shown represent the aggregate grant date fair value related to 583 shares of unrestricted stock awarded to each of our non-employee Directors on January 17, 2014, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Such shares of Common Stock granted on January 17, 2014 were fully vested on the date of grant. Additional information concerning our financial reporting of restricted stock is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2014.

(2)

The amounts shown represent the aggregate grant date fair value related to the grant of 940 stock-settled stock appreciation rights to each of our non-employee Directors on January 17, 2014 calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). These stock appreciation rights were fully vested upon grant and expire eight years after the grant date or on the second anniversary of the date that the Director ceases to be a member of the Board of Directors, whichever occurs first. Additional information concerning our financial reporting of stock appreciation rights is presented in Notes 1 and 11 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2014.

(3)	Amounts shown include $65,000 as fees paid in cash in lieu of receiving a grant of 583 shares of unrestricted Common Stock listed in (1) above.

Compensation Committee Interlocks and Insider Participation

During the 2014 fiscal year, the Compensation Committee consisted of Messrs. Iandoli, Evans, Cohen, Postek and Ms. Camilli. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2014 fiscal year, to the knowledge of the Company, none of its executive officers:

•	served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;

•	served as directors of another entity, one of whose executive officers served on the Compensation Committee; or

•	served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable Securities and Exchange Commission and New York Stock Exchange rules. The key responsibilities of our committee are set forth in our Charter and include overseeing the integrity of UniFirst’s financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and the internal audit function.

We serve in an oversight capacity and are not intended to be part of UniFirst’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

●

Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the fiscal year ended August 30, 2014, including a discussion of accounting principles, judgments and disclosure in the audited financial statements.

●

Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Form 10-Q and 10-K prior to filing.

●	Reviewed the performance of the Company’s internal audit function.

●	Discussed with management, the internal auditors and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.

●

Discussed with the independent registered public accounting firm the overall scope and the plans for the annual audit, the results of their examination and the overall quality of UniFirst’s financial reporting.

●

Discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

●

Reviewed all audit and non-audit services performed by the independent registered public accounting firm and considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

●	Reviewed the performance, qualifications and independence of the independent registered public accounting firm.

●

Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the reviews and discussions with management and the independent registered public accounting firm and the report of the independent public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board approved, the audited financial statements for the fiscal year ending August 30, 2014 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2014 Phillip L. Cohen (Chair) Kathleen M. Camilli Donald J. Evans Thomas S. Postek

Independent Registered Public Accounting Firm

                Audit Fees. During fiscal 2014, the aggregate fees for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,425,000. During fiscal 2013, the aggregate fees for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements totaled $1,205,000.

                Audit-Related Fees. During fiscal 2014, the aggregate fees billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements totaled $13,000. During fiscal 2013, the aggregate fees billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company’s annual financial statements and review of the Company’s quarterly financial statements totaled $42,400.

                Tax Fees. During fiscal 2014, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $263,284. During fiscal 2013, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $203,260.

                All Other Fees. During fiscal 2014 and 2013, there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs.

             Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the retention of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

                The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant Securities and Exchange Commission rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s Chief Financial Officer, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the Chief Financial Officer provides relevant details to the Audit Committee. If the Chief Financial Officer has an interest in a potential related person transaction, the Chief Executive Officer assumes the role of the Company’s Chief Financial Officer under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

During the 2014 fiscal year, the Company was not a participant in any related party transactions that required disclosure under this heading.

Section 16(a) Beneficial Ownership Reporting Compliance

             Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

             To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2014 fiscal year, the Company believes that, during the 2014 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements except for the following: each of Messrs. Sintros, Boynton, Katz, DiFillippo, Evans and each of Mses. Croatti and Camilli inadvertently filed one late Form 4 with respect to one transaction.

PROPOSAL 2

APPROVAL OF THE UNIFIRST CORPORATION AMENDED AND RESTATED
2010 STOCK OPTION AND INCENTIVE PLAN

Proposal

We are asking shareholders to approve an amendment and restatement of the Company’s 2010 Stock Option and Incentive Plan (the “2010 Plan”, and as amended and restated the “Amended and Restated 2010 Plan”), (i) to increase the total number of shares of Common Stock authorized and reserved for issuance under the 2010 Plan by 750,000 shares to 1,350,000 shares, (ii) to extend the term of the 2010 Plan to January 13, 2025 and (iii) to make certain other changes to the 2010 Plan. Shareholder approval of this proposal will also allow certain awards granted under the Amended and Restated 2010 Plan to qualify as performance-based compensation exempt from the cap imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), on the Company’s tax deduction with respect to compensation paid to certain executive officers.

The 2010 Plan currently authorizes the grant of equity and cash-based awards to officers, employees, non-employee Directors and other key persons of the Company and its subsidiaries. Currently, 600,000 shares of Common Stock are reserved for issuance pursuant to awards granted under the 2010 Plan. As of November 1, 2014, approximately 110,510 shares were available for issuance under the 2010 Plan. The 2010 Plan will expire on January 11, 2021. On October 27, 2014, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Amended and Restated 2010 Plan, subject to the approval of the Company’s shareholders. A copy of the Amended and Restated 2010 Plan is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee Directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Amended and Restated 2010 Plan provides flexibility to the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. In the event that the Amended and Restated 2010 Plan is not approved by shareholders, the 2010 Plan will continue in effect until it expires or is terminated and awards may be granted thereunder, in accordance with its terms.

The Board of Directors determined that the number of shares of Common Stock remaining available for issuance pursuant to new awards under the 2010 Plan was insufficient to provide for the continued proper compensation and incentivization of the Company’s officers and employees. The Board of Directors believes that the Amended and Restated 2010 Plan, which increases the number of shares of Common Stock authorized for issuance under the plan, is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan. In fiscal 2014, we granted 129,200 stock appreciation rights and 583 shares of unrestricted stock under the 2010 Plan.

Summary of Material Features of the Amended and Restated 2010 Plan

The material features of the Amended and Restated 2010 Plan are:

●	The maximum number of shares of Common Stock authorized and reserved for issuance under the Amended and Restated 2010 Plan is increased by 750,000 shares, from 600,000 shares to 1,350,000 shares;

●

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

●	Any material amendment to the Amended and Restated 2010 Plan is subject to approval by the Company’s shareholders; and

●	The term of the Amended and Restated 2010 Plan will expire on January 13, 2025.

Based solely on the closing price of the Company’s Common Stock as reported by the New York Stock Exchange on November 19, 2014, the maximum aggregate market value of the additional 750,000 shares of Common Stock that could potentially be issued under the Amended and Restated 2010 Plan is approximately $83,715,000.  The shares we issue under the Amended and Restated 2010 Plan will be authorized but unissued shares or shares that we reacquire.  The shares of Common Stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the Amended and Restated 2010 Plan are added back to the shares of Common Stock available for issuance under the Amended and Restated 2010 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Amended and Restated 2010 Plan to a “Covered Employee” (as defined in the Code), qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended and Restated 2010 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following:  earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Company’s Common Stock; funds from operations or similar measures; sales or revenue; acquisitions or strategic transactions; operating income (loss); operating margins; cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets or equity; stockholder returns;  return on sales; gross or net profit levels; productivity; expense; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Common Stock; market shares; and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Compensation Committee will select the particular performance criteria within 90 days (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 500,000 shares of Common Stock for any performance cycle.  If a performance-based award is payable in cash, it cannot exceed $5,000,000 for any performance cycle.

Summary of the Amended and Restated 2010 Plan

The following description of certain features of the Amended and Restated 2010 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the Amended and Restated 2010 Plan that is attached hereto as Appendix A.

Plan Administration.  The Amended and Restated 2010 Plan is administered by the Compensation Committee.  The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated 2010 Plan.  The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the Amended and Restated 2010 Plan are those full or part-time officers, employees, non-employee Directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion.  Approximately 128 individuals are currently eligible to participate in the Amended and Restated 2010 Plan, which includes 6 executive officers, approximately 117 employees who are not executive officers, and 5 non-employee Directors.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.  If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $5,000,000.  In addition, no more than 1,350,000 shares will be issued in the form of incentive stock options.

Stock Options.  The Amended and Restated 2010 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify.  Options granted under the Amended and Restated 2010 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Incentive stock options may only be granted to employees of the Company and its subsidiaries.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee Directors and key persons.  The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.  Fair market value for this purpose will be the last reported sale price of the shares of Common Stock on the New York Stock Exchange on the date of grant.  The Compensation Committee may reduce the exercise price of an option after the date of the option grant or effect the repricing of an option through cancellation and re-grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.  In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended and Restated 2010 Plan is transferable by the optionee other than by will, by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market and are not otherwise subject to restriction under any Company plan.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.  In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the whole number of shares with a fair market value that is closest to, but not less than, the aggregate exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine.  Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price.  The exercise price will not be less than the fair market value of the Common Stock on the date of grant.  The Compensation Committee may reduce the exercise price of a stock appreciation right after the date of the grant or effect the repricing of a stock appreciation rights through cancellation and re-grant.

Restricted Stock.  The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified restricted period.

Restricted Stock Units.  The Compensation Committee may award restricted stock units to any participants.  Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified vesting period.  In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.  During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Compensation Committee may also grant shares of Common Stock which are free from any restrictions under the Amended and Restated 2010 Plan.  Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of Common Stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights.  The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock.  Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award.  Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Compensation Committee may grant cash bonuses under the Amended and Restated 2010 Plan to participants.  The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions.  The Amended and Restated 2010 Plan provides that upon the effectiveness of a “sale event” as defined in the Amended and Restated 2010 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived.  Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion.  In addition, upon a termination of the Amended and Restated 2010 Plan in connection with a sale event, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.  The Amended and Restated 2010 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Amended and Restated 2010 Plan, to certain limits in the Amended and Restated 2010 Plan, and to any outstanding awards to reflect stock dividends, stock splits and similar events.

Tax Withholding.  Participants in the Amended and Restated 2010 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the Amended and Restated 2010 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  To the extent required under the rules of the New York Stock Exchange, any amendments that materially change the terms of the Amended and Restated 2010 Plan will be subject to approval by the Company’s shareholders.  Amendments shall also be subject to approval by the Company’s shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended and Restated 2010 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of Amended and Restated 2010 Plan.  The Board of Directors originally adopted the 2010 Plan on October 26, 2010, and the Company’s shareholders approved the 2010 Plan on January 11, 2011. The Board of Directors adopted the Amended and Restated 2010 Plan on October 27, 2014, and the Amended and Restated 2010 Plan will become effective on the date of approval of the Amended and Restated 2010 Plan by the Company’s shareholders.  Awards of incentive options may be granted under the Amended and Restated 2010 Plan until October 27, 2024.  Other awards may be granted under the Amended and Restated 2010 Plan until January 13, 2025.  If the Amended and Restated 2010 Plan is not approved by shareholders, the 2010 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the Amended and Restated 2010 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Amended and Restated 2010 Plan.  Accordingly, in lieu of providing information regarding benefits that will be received under the Amended and Restated 2010 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during fiscal 2014 under the 2010 Plan: each named executive officer; all current executive officers, as a group; all current Directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Stock Appreciation Rights		Unrestricted Stock
Name and Position	Average Exercise Price	Number (#)	Number (#)
Ronald D. Croatti Chairman of the Board, President and Chief Executive Officer	–	–	–
Steven S. Sintros Senior Vice President and Chief Financial Officer	$102.90	8,000	–
Cynthia Croatti Executive Vice President and Treasurer	$102.90	12,000	–
Bruce P. Boynton Senior Vice President, Operations	$102.90	8,000	–
David A. DiFillippo Senior Vice President, Operations	$102.90	8,000	–
All current executive officers, as a group	$102.90	44,000	–
All current Directors who are not executive officers, as a group	$111.68	4,700	583
All current employees who are not executive officers, as a group	$102.81	80,500	–

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended and Restated 2010 Plan.  It does not describe all federal tax consequences under the Amended and Restated 2010 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer.  The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein.  Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.  The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.  The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount.  Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the Amended and Restated 2010 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended and Restated 2010 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The Amended and Restated 2010 Plan is structured to allow certain awards to qualify as performance-based compensation, but the Company is not required to structure all awards so that they so qualify.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for the approval of the Amended and Restated 2010 Plan.

In addition, the rules of the New York Stock Exchange require that votes for the proposal must represent at least a majority of all of the votes cast on the proposal (including votes “FOR” and “AGAINST” and abstentions). The New York Stock Exchange treats abstentions both as shares entitled to vote and as votes cast, but does not treat broker non-votes as votes cast.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2010 STOCK OPTION AND INCENTIVE PLAN.

Equity Compensation Plan Information

The following table sets forth information concerning the Company’s equity compensation plans as of August 30, 2014.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options and stock appreciation rights	Weighted Average exercise price of outstanding options and stock appreciation rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	618,602	$61.86	236,510
Equity compensation plans not approved by security holders:	—	N/A	—
Total	618,602	$61.86	236,510

PROPOSAL 3

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is providing shareholders with the opportunity to vote on the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This is commonly known as a “say-on-pay” vote. The Company is required to include this non-binding, advisory vote in its Proxy Statement no less frequently than once every three years. At the 2012 Annual Meeting of Shareholders, shareholders voted, on a non-binding, advisory basis, for the Company to hold future, non-binding advisory votes on the compensation of the Company’s named executive officers every three years. After taking into consideration this voting result and the prior recommendation of the Board of Directors in favor of holding a non-binding, advisory shareholder vote on the compensation of the Company’s named executive officers every three years, the Board of Directors, upon the recommendation of the Compensation Committee, determined that it intends to hold non-binding advisory votes on the compensation of the Company’s named executive officers every three years.

At the Annual Meeting, the Company is presenting to shareholders the following non-binding, advisory resolution regarding the approval of the compensation of the Company’s named executive officers:

“RESOLVED, that the shareholders of the Company approve the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion accompanying the compensation tables.”

This say-on-pay proposal gives shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of the Company’s named executive officers and the Company’s philosophy, policies and practices relating to their compensation as a whole as described in this Proxy Statement.

The compensation of the Company’s named executive officers that is the subject of the foregoing resolution is the compensation disclosed in the “Executive Compensation” section of this Proxy Statement under the headings “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan-Based Awards – Fiscal 2014,” “Outstanding Equity Awards at Fiscal Year End – 2014,” “Option Exercises and Stock Vested Table – Fiscal 2014,” “Pension Benefits Table – Fiscal 2014,” “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan,” and “Potential Payments Upon Termination or Change in Control.”  You are encouraged to carefully review these sections.

The section of this Proxy Statement under the heading “Compensation Discussion and Analysis” includes a detailed discussion of each of the following as it relates to the Company’s named executive officers:

●	the objectives of the Company’s compensation programs;

●	what the Company’s compensation programs are designed to reward;

●	each element of compensation;

●	why the Company chooses to pay each element of compensation;

●	how the Company determines the amount (and, where applicable, the formula) for each element to pay; and

●	how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives.

The Board of Directors unanimously recommends that shareholders approve the foregoing resolution for the same reasons that the Company decided to provide this compensation to its named executive officers as articulated in the “Compensation Discussion and Analysis” section.

Vote Required; Effect of Vote

The approval of the resolution in this Proposal 3 requires the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon.  Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 3.

The resolution that is the subject of this Proposal 3 is a non-binding, advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether it is approved or not.  However, the Compensation Committee does intend to take the results of the vote on this Proposal 3 into account in its future decisions regarding the compensation of the Company’s named executive officers.

Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS RESOLUTION.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 29, 2015. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 29, 2015.

OTHER MATTERS

             Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

             Under the Company’s By-laws, any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2016 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 4, 2015. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

             Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2016 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 15, 2015 and no later than October 30, 2015.

Annual Report on Form 10-K

The Company will provide each shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such person. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Delivery of Documents to Shareholders Sharing an Address

If you share an address with any of the Company’s other shareholders, your household might receive only one copy of the Proxy Statement, Annual Report and Notice, as applicable. To request individual copies of any of these materials for each shareholder in your household, please contact the Company’s Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887 (telephone: (978) 658-8888). The Company will deliver copies of the Proxy Statement, Annual Report and/or Notice promptly following your written or oral request. To ask that only one copy of any of these materials be mailed to your household, please contact your broker.

            YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2014 ANNUAL REPORT ON FORM 10-K, AT WWW.INVESTORVOTE.COM AND VOTE BY INTERNET, BY TELEPHONE OR BY PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Wilmington, Massachusetts

December 2, 2014

Appendix A

UNIFIRST CORPORATION

AMENDED AND RESTATED

2010 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the UniFirst Corporation Amended and Restated 2010 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of Unifirst Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means the Board, and, to the extent of the authority delegated to it by the Board, the compensation committee of the Board (or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Cause” means for purposes of the Plan a determination of the Board that the employee should be dismissed as a result of (i) serious and willful misconduct that is injurious to the Company; (ii) the employee’s conviction of (whether or not such conviction is subject to appeal), or entry of a plea of guilty or nolo contendere to, any crime or offense involving fraud, personal dishonesty or moral turpitude or which constitutes a felony in the jurisdiction involved; or (iii) the employee’s continuing repeated willful failure or refusal to perform such employee’s duties to the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement Date” shall have the meaning provided in the Company’s Unfunded Supplemental Executive Retirement Plan (as amended from time-to-time), without regard to whether a grantee hereunder is a participant therein.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Stock; funds from operations or similar measures; sales or revenue; acquisitions or strategic transactions; operating income (loss); operating margins; cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets or equity; stockholder returns; return on sales; gross or net profit levels; productivity; expense; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Stock; market shares; or number of customers, any of which may be measured either in absolute terms or as compared to any incremental change or as compared to results of a peer group, and all of which may be based on audited or unaudited financial results and may be subject to adjustments for events, circumstances and other conditions as may be determined by the Administrator and to the extent such adjustment is consistent with Section 162(m) of the Code and the regulations thereunder.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. A Performance Cycle shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the outstanding Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable to, or otherwise to be received by, the stockholders of the Company, per share of Stock owned by them, pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.10 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)     Administration of Plan. The Plan shall be administered by the Administrator.

(b)     Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)     to select the individuals to whom Awards may from time to time be granted;

(ii)     to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)     to determine the number of shares of Stock to be covered by any Award;

(iv)     to determine and modify from time to time the terms and conditions, including restrictions not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v)     to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)     subject to the provisions of Section 5(b), to extend at any time the period during which Stock Options may be exercised; and

(vii)     at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)     Delegation of Authority to Grant Options. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)     Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s charter or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)     Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any foreign governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)     Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be increased from 600,000 shares to 1,350,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or expire or are otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 1,350,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)     Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)     Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Agreement, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(d)     Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)     Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)     Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)     Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)     Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i)     In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)     Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)     By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)     With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the whole number of shares with a Fair Market Value that is closest to, but not less than, the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)     Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)     Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)     Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)     Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a)     Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)     Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock and the right to receive dividends thereon, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)     Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)     Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8. RESTRICTED STOCK UNITS

(a)     Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)     Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c)     Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)     Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11. PERFORMANCE SHARE AWARDS

(a)     Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

(b)     Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Agreement (or in a performance plan adopted by the Administrator).

(c)     Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)     Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b)     Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)     Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)     Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 500,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

(a)     Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)     Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)     Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14. Transferability of Awards

(a)     Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)     Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options, Restricted Stock Units or any Award that is subject to Section 409A) to his or her immediate family members, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners or to such other persons or entities as may be approved by the Administrator, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value, unless such transfer is approved by the Administrator.

(c)     Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)     Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING

(a)     Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)     Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 16. Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)     a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)     an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20. GENERAL PROVISIONS

(a)     No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)     Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)     Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)     Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)     Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)     Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21. EFFECTIVE DATE OF PLAN

The amended and restated Plan shall become effective upon approval by a majority of votes cast by the holders of the shares of the Common Stock and Class B Common Stock of the Company, voting together as a single class, at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.

SECTION 22. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:     October 27, 2014

DATE APPROVED BY STOCKHOLDERS:

UniFirst U1st

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card - Common Stock

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1 and FOR Proposals 2, 3 and 4.

	For	Withhold		For	Withhold
01 - Kathleen M. Camilli	☐	☐	02 - Michael Iandoli	☐	☐

Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01XLVB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UniFirst U1st

Proxy — UniFirst Corporation — Common Stock

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2015 Annual Meeting of Shareholders of UniFirst Corporation to be held at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, on Tuesday, January 13, 2015 at 10:00 a.m. local time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2010 STOCK OPTION AND INCENTIVE PLAN SET FORTH IN PROPOSAL 2, "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS SET FORTH IN PROPOSAL 3, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 4, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

SEE REVERSE SIDE

SEE REVERSE SIDE

UniFirst U1st

C123456789

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Class B Common Stock

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee set forth in Proposal 1 and FOR Proposals 2, 3 and 4.

1. ELECTION OF ONE (1) CLASS I DIRECTOR, NOMINATED BY THE BOARD OF DIRECTORS, TO SERVE FOR A TERM OF THREE YEARS UNTIL THE 2018 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

	For	Withhold
01 - Michael Iandoli	☐	☐

Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. — Date and Sign Below

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01XLXB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UniFirst U1st

Proxy — UniFirst Corporation | Class B Common Stock

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, STEVEN S. SINTROS and RAYMOND C. ZEMLIN, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2015 Annual Meeting of Shareholders of UniFirst Corporation to be held at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, on Tuesday, January 13, 2015 at 10:00 a.m. local time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2010 STOCK OPTION AND INCENTIVE PLAN SET FORTH IN PROPOSAL 2, "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS SET FORTH IN PROPOSAL 3, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 4, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

SEE REVERSE SIDE

SEE REVERSE SIDE